================================================================================



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2009

                              ONCOLOGIX TECH, INC.
            ---------------------------------------------------------
           (Name of Small Business Issuer as Specified in Its Charter)

                                     0-15482
                             ----------------------
                            (Commission File Number)

             Nevada                                              86-1006416
 ------------------------------                               -----------------
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                  P.O. Box 8832
                           Grand Rapids, MI 49518-8832
                     --------------------------------------
                    (Address of principal executive offices)

                                 (616) 977-9933
                            -------------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 8.01 - Other Events

     During April 2009, the Company's Board of Directors authorized the management of the Company to offer holders of convertible promissory notes, payment of which were then overdue, a reduction in the conversion price of those convertible promissory notes to $0.05 per common share in consideration of an immediate conversion of the notes to common stock, or, in the alternative, the ability to extend the due dates of the convertible promissory notes. In August 2009, the Company completed the issuance of securities related to these note conversions. The Company issued 30,921,961 shares of common stock, valued at $0.05 per share, in full payment of $1,403,821.90 in the aggregate principal amount of the notes and the aggregate amount of $142,276.18 accrued interest to 35 holders of convertible promissory notes. In addition, three note holders agreed to extend their convertible promissory notes and the effects of those extensions are reflected in the table below.

     After giving effect to the conversion of those notes and extension of the due dates of those notes that were not converted, the Company currently has outstanding convertible promissory notes in the aggregate amount of $1,589,390 in principal and interest due as outlined in the table below.

                 Note Due Dates          Principal and Interest Due
                 --------------          --------------------------

     December 4, 2008 (1)                                      $ 137,500
     September 2009 (2)                                      $ 1,173,828
     January 2010 (3)                                             33,000
     March 2012 (4)                                                3,037
     March 2012 (5)                                              242,025
                                                             -----------
     Total                                                   $ 1,589,390
                                                             ===========

     (1) Convertible promissory note, bearing interest at 8% per annum, includes accrued interest of approximately $12,500 as of the date of this report. Investor indicated verbally intention to extend but has not completed paperwork.

     (2) Convertible promissory notes, bearing interest at 6% per annum, due September 17, 2009. Includes accrued interest in the amount of $83,828 as of the due dates of the notes.

     (3) Convertible promissory note, bearing interest at 6% per annum, due January 22, 2010. Includes accrued interest of approximately $3,000 as of the date of this report.

     (4) Convertible promissory note, bearing interest at 6% per annum due March 31, 2012. Includes accrued interest of approximately $325 as of the date of this report.

     (5) Convertible promissory note, bearing interest at 6% per annum, due March 31, 2012. Includes accrued interest of approximately $7,000 as of the date of this report. Note issued in settlement of accrued salary for former President.


     The Company will be addressing the notes due in September 2009 during the next month and a half.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 14, 2009                      ONCOLOGIX TECH, INC.


                                            By:  /s/  Anthony Silverman
                                               --------------------------------
                                                      Anthony Silverman,
                                                      Chief Executive Officer
                                                      and President

                                            By:  /s/  Michael A. Kramarz
                                               --------------------------------
                                                      Michael A. Kramarz,
                                                      Chief Financial Officer